Exhibit 10.9

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

SECOND AMENDMENT AND WAIVER
This SECOND AMENDMENT AND WAIVER (this “Amendment and Waiver”), dated and effective as of July 15, 2022 (the “Second Amendment Effective Date”), by and among AKEBIA THERAPEUTICS, INC., a Delaware corporation (as “Borrower”), BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as the “Collateral Agent”), BPCR LIMITED PARTNERSHIP, a limited partnership established under the laws of England and Wales (as a “Lender”), and BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP, a Cayman Islands exempted limited partnership (as a “Lender”).
Recitals
A.    Collateral Agent, Lenders, Borrower and the other Credit Parties thereunder have entered into that certain Loan Agreement, dated as of November 11, 2019 and amended as of February 18, 2022 (the “Loan Agreement”).
B.    On February 18, 2022, Borrower entered into the Vifor License Agreement, pursuant to which, among other things, Borrower incurred Indebtedness in the form of a working capital loan, as described in greater detail in clause (c) of the definition of Permitted Indebtedness (the “Working Capital Loan”).
C.    Borrower desires to make a $5,000,000 prepayment of principal of the Tranche A Loan on the Second Amendment Effective Date (the “Second Amendment Effective Date Tranche A Prepayment”) and a $20,000,000 prepayment of principal of the Tranche B Loan on the Second Amendment Effective Date (the “Second Amendment Effective Date Tranche B Prepayment”).
D.    In the case of the Second Amendment Effective Date Tranche A Prepayment, the Tranche A Prepayment Premium is payable pursuant to Section 2.2(f)(i) of the Loan Agreement, but no Tranche A Makewhole Amount is payable pursuant to Section 2.2(e)(i) of the Loan Agreement. In the case of the Second Amendment Effective Date Tranche B Prepayment, the Tranche B Makewhole Amount is payable pursuant to Section 2.2(e)(ii) of the Loan Agreement and the Tranche B Prepayment Premium is payable pursuant to Section 2.2(f)(ii) of the Loan Agreement.
E.    In connection with Borrower’s obligation under Section 5.2(a)(ii) of the Loan Agreement to deliver to the Collateral Agent consolidated quarterly financial statements of Borrower and its Subsidiaries which are prepared in accordance with Applicable Accounting Standards, Section 5.2(a)(ii) of the Loan Agreement requires that such financial statements for the fiscal quarters ending June 30, 2022 and September 30, 2022 are not subject to any qualification as to “going concern” (the “Accountant Opinion Covenant”).
F.    In accordance with Section 11.5 of the Loan Agreement, Borrower, Collateral Agent and Lenders desire to amend the Loan Agreement to, among other things, modify certain terms and conditions relating to the Working Capital Loan, and Lenders agree to modify certain terms and conditions regarding the payment of the Tranche A Prepayment Premium and the Tranche B Prepayment Premium and to provide Borrower with a waiver of the no “going concern” qualification requirement in the Accountant Opinion Covenant and a waiver of the payment of the Tranche B Makewhole Amount in connection with the Second Amendment Effective Date Tranche B Prepayment, in each case on the terms and conditions set forth herein.

Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. All capitalized terms used in this Amendment and Waiver (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The rules of interpretation set forth in the first paragraph of Section 13.1 of the Loan Agreement shall be applicable to this Amendment and Waiver and are incorporated herein by this reference.
2.Amendment to Loan Agreement. Subject to the payment in full by Borrower on the Second Amendment Effective Date of each of the Second Amendment Effective Date Tranche A Prepayment and the Second Amendment Effective Date Tranche B Prepayment, together with any and all accrued and unpaid interest on such prepayments of principal to the Second Amendment Effective Date and any applicable amounts payable with respect to such prepayments pursuant to Section 2.2(e) and Section 2.2(f) of the Loan Agreement (as amended by this Amendment and Waiver), the Loan Agreement shall be amended as of the Second Amendment Effective Date by deleting sub-clause (iii) to Section 2.2(c) of the Loan Agreement in its entirety and replacing it as follows:
“(iii)    Prior to any prepayment, repayment, repurchase or redemption, in whole or in part, of the Indebtedness described in clause (c) of the definition of Permitted Indebtedness, whether or not [**] (a “Working Capital Loan Repayment”), Borrower shall promptly, and in any event no later than [**] prior to the date on which such Indebtedness (or portion thereof) is due to be prepaid, repaid, repurchased or redeemed (the “Working Capital Loan Repayment Date”), notify the Collateral Agent in writing of such Working Capital Loan Repayment, which notice shall include reasonable detail as to the nature, timing and other circumstances of such prepayment, repayment, repurchase or redemption (such notice, a “Working Capital Loan Repayment Notice”); provided, however, that [**]. In the event of a Working Capital Loan Repayment, Borrower shall prepay in full all of the Term Loans advanced by Lenders under this Agreement no later than [**] prior to the Working Capital Loan Repayment Date in an amount equal to the sum of (A) all unpaid principal and any and all accrued and unpaid interest with respect to the Term Loans (or such remaining outstanding portion thereof), and (B) any applicable amounts payable with respect to the prepayment under this Section 2.2(c)(iii) pursuant to Section 2.2(e) or Section 2.2(f) and all other amounts payable or accrued and not yet paid under this Agreement and the other Loan Documents. The Collateral Agent will promptly notify each Lender of its receipt of the Working Capital Loan Repayment Notice, and the amount of such Lender’s Applicable Percentage of such prepayment of the Term Loans.”
3.Representations and Warranties; Reaffirmation.
a.Borrower hereby represents and warrants to each Lender and the Collateral Agent as follows:
i.Borrower has all requisite power and authority to enter into this Amendment and Waiver and to carry out the transactions contemplated hereby.
ii.This Amendment and Waiver has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity.
iii.The execution, delivery and performance by Borrower of this Amendment and Waiver have been duly authorized and do not: (A) contravene the terms of any of Borrower’s Operating Documents; (B) violate any Requirements of Law, except to the extent that such violation could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (C) conflict or result in any breach or contravention of, or require any payment to be made under any provision of any security issued by Borrower or of any agreement, instrument or other undertaking to which Borrower is a party or affecting Borrower or the assets or properties of Borrower or any of its Subsidiaries or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its assets or properties are subject, except to the extent that such conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (D) require any Governmental Approval or other action by, or notice to, or filing with, any Governmental Authority (except such Governmental Approvals or other actions, notices and filings which have been duly obtained, taken, given or made on or before the Second Amendment Effective Date and are in full force and effect); (E) require any approval, consent, exemption or authorization, or other action by, or notice to, or filing with, any Person other than a Governmental Authority, including Borrower’s stockholders, members or partners, (except such approvals, consents, exemptions, authorizations, actions, notices and filings which have been or will be duly obtained, taken, given or made on or before the Second Amendment Effective Date and are in full force and effect), except for those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; or (F) constitute a material breach of or a material default under (which such default has not been cured or waived) or an event of default (or the equivalent thereof, however described) under, or could reasonably be expected to give rise to the cancellation, termination or invalidation of or the acceleration of Borrower’s or any Subsidiary’s obligations under, any Material Contract.
b.Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment and Waiver, except as expressly provided herein. By executing this Amendment and Waiver, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment and Waiver.
4.Waivers. Subject to the payment in full by Borrower on the Second Amendment Effective Date of each of the Second Amendment Effective Date Tranche A Prepayment and the Second Amendment Effective Date Tranche B Prepayment, together with any and all accrued and unpaid interest on such prepayments of principal to the Second Amendment Effective Date and any applicable amounts payable with respect to such prepayments pursuant to Section 2.2(e) and Section 2.2(f) of the Loan Agreement (as amended by this Amendment and Waiver), as of the Second Amendment Effective Date:

a.the requirement that the consolidated quarterly financial statements of Borrower and its Subsidiaries for the fiscal quarters ending June 30, 2022 and September 30, 2022 required to be delivered by Borrower to the Collateral Agent not be subject to any “going concern” qualification in Section 5.2(a)(ii) of the Loan Agreement is hereby waived; and
b.the requirement that the Tranche B Makewhole Amount shall be payable in connection with the payment by Borrower of the Second Amendment Effective Date Tranche B Prepayment in Section 2.2(c)(i) of the Loan Agreement is hereby waived.
5.Limitation of Waivers. The waivers set forth above shall be limited precisely as written and relate solely to the provisions of Section 5.2(a)(ii) of the Loan Agreement (as amended by this Amendment and Waiver) and Section 2.2(c)(i) of the Loan Agreement (as amended by this Amendment and Waiver), respectively, in the manner and to the extent described above and nothing in this Amendment and Waiver shall be deemed to:
a.constitute a waiver of compliance by Borrower or any other Credit Party with respect to any other term, provision or condition of the Loan Agreement or any other Loan Document, or any other instrument or agreement referred to therein; or
b.prejudice any right or remedy that the Collateral Agent or any Person that is a lender at any time under the Loan Agreement may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, or any other instrument or agreement referred to therein.
For the avoidance of doubt, nothing in this Amendment and Waiver shall be deemed to constitute a waiver of compliance by Borrower of (x) the requirement in Section 5.2(a)(i)(x) of the Loan Agreement that the annual audit opinion required to be delivered by Borrower to the Collateral Agent not be subject to a “going concern” qualification for the fiscal year ending December 31, 2022 or (y) the requirement in Section 2.2(e)(ii) of the Loan Agreement that, if applicable, the Tranche B Makewhole Amount shall be due and payable in connection with the payment by Borrower of any prepayment of principal of the Tranche B Loan other than the payment of the Second Amendment Effective Date Tranche B Prepayment on the Second Amendment Effective Date.
6.Payment of the Tranche A Prepayment Premium and the Tranche B Prepayment Premium in connection with Prepayments of Principal on the Second Amendment Effective Date. On the Second Amendment Effective Date, Borrower shall pay to each Lender such Lender’s Applicable Percentage of the aggregate amount of the Tranche A Prepayment Premium and the Tranche B Prepayment Premium, in each case without set-off, recoupment or counterclaim, in U.S. Dollars and in immediately available funds.
7.Amortization of Term Loans Following Prepayments of Principal on the Second Amendment Effective Date. Borrower, Collateral Agent and Lenders hereby agree that, subject to and as a result of the payment by Borrower on the Second Amendment Effective Date of the Second Amendment Effective Date Tranche A Prepayment, the final quarterly payment of principal of the Tranche A Loan due and payable on the Term Loan Maturity Date in accordance with Section 2.2(b)(i) of the Loan Agreement shall be reduced dollar-for-dollar by the amount of the Second Amendment Effective Date Tranche A Prepayment. Except as expressly provided in the immediately preceding sentence, Borrower shall continue to make equal quarterly payments of principal of the Tranche A Loan in accordance with Section 2.2(b)(i) of the Loan Agreement.
8.References to and Effect on Loan Agreement. Except as specifically set forth herein, this Amendment and Waiver shall not modify or in any way affect any of the provisions of the Loan

Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Second Amendment Effective Date, all references in the Loan Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Loan Agreement as amended by this Amendment and Waiver.
9.Successors and Assigns. This Amendment and Waiver shall inure to the benefit of and be binding upon the Borrower, Credit Parties, Lenders, Collateral Agent and the banks and other financial institutions from time to time parties to the Loan Agreement, and each of their respective successors and assigns.
10.Governing Law; Venue; Jury Trial Waiver. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. Each of Borrower and each other Credit Party submits to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Requirements of Law, in such Federal court; provided, however, that nothing in this Amendment and Waiver shall be deemed to operate to preclude the Collateral Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of the Collateral Agent or any Lender. Each of Borrower and each other Credit Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each of Borrower and each other Credit Party hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each of Borrower and each other Credit Party hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such party at the address set forth in (or otherwise provided in accordance with the terms of) Section 9 of the Loan Agreement as amended by this Amendment and Waiver and that service so made shall be deemed completed upon the earlier to occur of such party’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER, EACH OTHER CREDIT PARTY, LENDERS AND THE COLLATERAL AGENT WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT AND WAIVER OR ANY TRANSACTION CONTEMPLATED HEREBY, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE WAIVER SET FORTH IN THIS SECTION 10 IS A MATERIAL INDUCEMENT FOR ALL PARTIES HERETO TO ENTER INTO THIS AMENDMENT AND WAIVER. EACH PARTY HERETO HAS REVIEWED THIS AMENDMENT AND WAIVER WITH ITS COUNSEL.
11.Counterparts. This Amendment and Waiver may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment and Waiver by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment and Waiver electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment and Waiver.
12.Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and Waiver and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned hereto have caused this Amendment and Waiver to be executed as of the date first written above by each of their officers thereunto duly authorized.
BORROWER (on its own behalf and on behalf of each other Credit Party):

AKEBIA THERAPEUTICS, INC.,
a Delaware corporation
By:    /s/ David Spellman
Name: David Spellman
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature page to Second Amendment and Waiver]

BIOPHARMA CREDIT PLC,
as Collateral Agent
By: Pharmakon Advisors, LP,
its Investment Manager
By: Pharmakon Management I, LLC,
its General Partner

By____/s/ Pedro Gonzalez de Cosio________________
Name: Pedro Gonzalez de Cosio
Title: Managing Member
BPCR LIMITED PARTNERSHIP,
as a Lender
By: Pharmakon Advisors, LP,
its Investment Manager
By: Pharmakon Management I, LLC,
its General Partner

By____/s/ Pedro Gonzalez de Cosio________________
Name: Pedro Gonzalez de Cosio
Title: Managing Member
BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,
as Lender
By:    BioPharma Credit Investments V GP LLC,
its general partner
By: Pharmakon Advisors, LP,
its Investment Manager

By____/s/ Pedro Gonzalez de Cosio________________
Name: Pedro Gonzalez de Cosio
Title: CEO and Managing Member
[Signature page to Second Amendment and Waiver]